[Execution Version]

INCREASE AGREEMENT

THIS INCREASE AGREEMENT, dated as of March 17, 2020 (this “Agreement”), by and among the institutions set forth on Schedule 1 hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”), DXP ENTERPRISES, INC., a Texas corporation (the “Company”), PUMP-PMI, LLC, a Texas limited liability company (“Pump-PMI”), PMI OPERATING COMPANY, LTD., a Texas limited partnership (“PMI”), PMI INVESTMENT, LLC, a Delaware limited liability company (“PMI Investment”), INTEGRATED FLOW SOLUTIONS, LLC, a Delaware limited liability company (“IFS”), DXP HOLDINGS, INC., a Texas corporation (“DXP Holdings”), BEST HOLDING, LLC, a Delaware limited liability company (“Best Holding”), BEST EQUIPMENT SERVICE & SALES COMPANY, LLC, a Delaware limited liability company (“Best”), B27 HOLDINGS CORP., a Delaware corporation (“B27 Holdings”), B27, LLC, a Delaware limited liability company (“B27”), B27 RESOURCES, INC., a Texas corporation (“B27 Resources”), PUMPWORKS 610, LLC, a Delaware limited liability company (“Pumpworks”, together with the Company, PMI, Pump-PMI, DXP Holdings, PMI Investment, IFS, Best Holding, Best, B27 Holdings, B27 and B27 Resources, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”), DXP CANADA ENTERPRISES LTD., a corporation organized under the laws of British Columbia, Canada, (“DXP Canada”), INDUSTRIAL PARAMEDIC SERVICES LTD., a corporation amalgamated under the laws of Alberta, Canada (“IPS”), HSE INTEGRATED LTD., a corporation amalgamated under the laws of Alberta, Canada (“HSE”) and NATIONAL PROCESS EQUIPMENT INC., a corporation incorporated under the laws of Alberta, Canada (“NAT”, together with DXP Canada, HSE and IPS, collectively, the “Canadian Borrowers” and each a “Canadian Borrower” and together with the U.S. Borrowers, the “Borrowers” and each a “Borrower”), the Guarantors party hereto and BANK OF AMERICA, N.A., as Agent for the Lenders.
RECITALS:
WHEREAS, reference is hereby made to the Loan and Security Agreement, dated as of August 29, 2017, by and among the Borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America, N.A., as Agent and as collateral agent for the Secured Parties (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined);
WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower Agent may increase the existing U.S. Revolver Commitments (such increased U.S. Revolver Commitments, the “Incremental Revolver Commitments”) by entering into one or more increase agreements with the Incremental Lenders; and
WHEREAS, pursuant to Section 2.1.7 of the Credit Agreement, the Agent, the Incremental Lenders and Borrower Agent may amend the Credit Agreement in order to evidence the existence and terms of the Incremental Revolver Commitments without the consent of other Lenders.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Incremental Revolver Commitments.
(a)    Each Incremental Lender party hereto hereby agrees to commit to provide its respective Incremental Revolver Commitment as set forth on Schedule 1 annexed hereto, on the terms and subject to the conditions set forth below.

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(b)    On the Increase Effective Date (as defined below), (i) each of the existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of such existing Lenders, at the principal amount thereof, such interests in the outstanding U.S. Revolver Loans and participations in U.S. Letters of Credit and U.S. Swingline Loans outstanding on the Increase Effective Date that will result in, after giving effect to all such assignments and purchases, such U.S. Revolver Loans and participations in U.S. Letters of Credit and U.S. Swingline Loans being held by such existing Lenders and the Incremental Lenders ratably in accordance with their U.S. Revolver Commitments after giving effect to the addition of the Incremental Revolver Commitments hereby; (ii) each Incremental Revolver Commitment shall be deemed, for all purposes, a U.S. Revolver Commitment and each loan made thereunder shall be deemed, for all purposes, a U.S. Revolver Loan and have the same terms as any existing U.S. Revolver Loan and (iii) each Incremental Lender shall become a Lender with respect to the Incremental Revolver Commitments and all matters relating thereto.
(c)    Each Incremental Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
(d)    For each Incremental Lender that is a Foreign Lender, delivered herewith to the Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to the Agent pursuant to Section 5.10 of the Credit Agreement.
SECTION 2.Amendment of the Credit Agreement. Effective as of the Increase Effective Date,
(a)    Section 1.1 of the Credit Agreement is hereby amended as follows:
(i)    by inserting the following defined terms:
“Increase Agreement”: that certain Increase Agreement, dated as of March 17, 2020, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Agent.
(ii)    by amending and restating the following definitions:
“Agreement”: this Loan and Security Agreement, as amended by the Increase Agreement.
(b)    Schedule 1.1(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 2 to this Agreement.
SECTION 3.Reaffirmation and Confirmation of Loan Documents. Each of the Obligors hereby (a) acknowledges the existence, validity and enforceability of this Agreement, (b) confirms and ratifies all

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of its obligations under the Credit Agreement (immediately after giving effect to this Agreement), each Security Document and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all secured Obligations under the Credit Agreement, as modified pursuant to this Agreement. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Loan Documents (including each Security Document) refer to the Credit Agreement as amended and supplemented by this Agreement without impairing any such obligations or Liens in any respect.
SECTION 4.Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Incremental Lenders to make Loans under the Incremental Revolver Commitments hereunder are subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Increase Effective Date”):
(a)    The Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrowers, the Guarantors, each Incremental Lender party hereto and the Required Lenders.
(b)    Agent shall have received certificates, in form and substance reasonably satisfactory to it, from a knowledgeable Senior Officer of Borrower Agent certifying that, (i) after giving effect to this Agreement, the Company and its Subsidiaries on a Consolidated basis, are Solvent, (ii) both immediately before and after giving effect to the Incremental Revolver Commitments, no Default or Event of Default has occurred and is continuing; (iii) the representations and warranties set forth of each Obligor in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof and except for representations and warranties that expressly relate to an earlier date); and (iv) Borrower Agent has complied with all agreements and conditions to be satisfied by it on or before the Increase Effective Date under Section 2.1.7 of the Credit Agreement.
(c)    Agent shall have received a certificate of a duly authorized officer of each U.S. Facility Obligor, certifying (i) that attached copies of such U.S. Facility Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing the execution, delivery and performance of this Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Agreement; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents.
(d)    Agent shall have received copies of the charter documents of each U.S. Facility Obligor and certified by the Secretary of State or other appropriate official of such U.S. Facility Obligor’s jurisdiction of organization. Agent shall have received good standing certificates or similar instrument for each U.S. Facility Obligor, issued by the Secretary of State or other appropriate official of such U.S. Facility Obligor’s jurisdiction of organization.
(e)    Agent shall have received duly executed promissory notes or amended and restated promissory notes (as applicable) payable to each Incremental Lender that has requested such a promissory

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note at least two (2) Business Days prior to the Increase Effective Date in the amount of such Incremental Lender’s U.S. Revolver Commitment to the U.S. Borrowers.
(f)    Agent shall have received UCC and Lien searches and other evidence reasonably satisfactory to Agent that such Liens are the only Liens upon the Collateral, except Permitted Liens.
(g)    Agent shall have received a written opinion of Norton Rose Fulbright US LLP in form and substance reasonably satisfactory to Agent.
(h)    Borrowers shall have paid all reasonable and documented fees and expenses (including upfront fees) to be paid to Agent and Lenders on the Increase Effective Date, including reimbursement of expenses required to be reimbursed or paid pursuant to Section 3.4 of the Credit Agreement.
(i)    Agent shall have received, at least three Business Days prior to the Increase Effective Date, all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and, to the extent that any Obligor qualifies as a “legal entity customary” under the Beneficial Ownership Regulation, a Beneficial Ownership Certificate in relation to such Obligor, in each case, that has been reasonably requested in writing at least five Business Days prior to the Closing Date by the Lenders.
(j)    Agent shall have received the annual projected income statement of the Company for the Fiscal Year ending December 31, 2020.
SECTION 5.Representations and Warranties of the Credit Parties. Each Obligor hereby represents and warrants, as of the Increase Effective Date, as follows:
(a)    Each of the representations and warranties contained in Section 9 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Increase Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
(b)    No Default or Event of Default exists, both immediately before and after giving effect to the incurrence of the Incremental Revolver Commitments.
SECTION 6.Effects on Loan Documents.
(a)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
(c)    The Obligors and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

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SECTION 7.Amendments; Execution in Counterparts.
(a)    This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Borrower and any other Obligor that would require a waiver or consent of the Lenders or the Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
(b)    This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Obligors, the Agent and the Incremental Lenders. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 14.15 OF THE CREDIT AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

U.S. BORROWERS:

DXP ENTERPRISES, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

PUMP-PMI, LLC

By:
Name: Kent Yee
Title: Vice President and Assistant Secretary

PMI OPERATING COMPANY, LTD.

By: PUMP-PMI, LLC, as General Partner

By:
Name: Kent Yee
Title: Vice President and Assistant Secretary

PMI INVESTMENT, LLC

By:
Name: Kent Yee
Title: Vice President and Assistant Secretary

INTEGRATED FLOW SOLUTIONS, LLC

By:
Name: Kent Yee
Title: President

DXP HOLDINGS, INC.

By:
Name: Kent Yee
Title: Vice President and Assistant Secretary

BEST HOLDING, LLC

By:
Name: Kent Yee
Title: Senior Vice President and Secretary

BEST EQUIPMENT SERVICE & SALES COMPANY, LLC

By:
Name: Kent Yee
Title: President

B27 HOLDINGS CORP.

By:
Name: Kent Yee
Title: President and Assistant Secretary

B27, LLC

By:
Name: Kent Yee
Title: Senior Vice President and Secretary

B27 RESOURCES, INC.

By:
Name: Kent Yee
Title: President and Assistant Secretary

PUMPWORKS 610, LLC

By:
Name: Kent Yee
Title: President

CANADIAN BORROWERS:

DXP CANADA ENTERPRISES LTD.

By:
Name: Kent Yee
Title: Senior Vice President

INDUSTRIAL PARAMEDIC SERVICES LTD.

By:
Name: Kent Yee
Title: Senior Vice President

HSE INTEGRATED LTD.

By:
Name: Kent Yee
Title: Senior Vice President

NATIONAL PROCESS EQUIPMENT INC.

By:
Name: Kent Yee
Title: Senior Vice President

Consented to by:

BANK OF AMERICA, N.A.,
as Agent, Incremental Lender, Swingline Lender and Issuing Bank

By: _____________________________
Name:
Title:

SCHEDULE 1
TO INCREASE AGREEMENT

INCREMENTAL REVOLVER COMMITMENTS

Name of Incremental Lender	Incremental Revolver Commitments
Bank of America, N.A.	$50,000,000
Total: $50,000,000

SCHEDULE 2
TO INCREASE AGREEMENT

Lender	U.S. Revolver Commitment
Bank of America, N.A.	$102,941,176.00
Bank of Montreal, Chicago Branch	$22,058,824.00
Total: $125,000,000

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